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                                                                    Exhibit 10.9




                               AMENDMENT NO. 3 TO

                              AMENDED AND RESTATED

                       RECEIVABLES PARTICIPATION AGREEMENT



         This Amendment No. 3 (the "Amendment") dated as of March 2,2001 is among Weirton Receivables, Inc. (the "Seller"), Weirton Steel Corporation ("Weirton"), the Financial Institutions Party hereto (the "Banks") and PNC Bank, National Association, as facility agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the "Agent").


                                   WITNESSETH

         WHEREAS, the Seller, Weirton, the Banks and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of March 26, 1999 (as previously amended and as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

         WHEREAS, the Seller, Weirton, the Banks and the Agent desire to amend the Agreement in certain respects more fully described below;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


         SECTION 1. Defined Terms. Capitalized used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         SECTION 2. Amendments to the Agreement.

         (a) The definition of "Minimum Reserve Percentage" contained in Exhibit I to the Agreement is hereby amended by replacing the reference to "20%" contained in clauses (a)(i) and (b)(i) thereof, in each case, with a reference to "40%".

         (b) The definition of "Concentration Percentage" contained in
Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

         "'Concentration Percentage' means: (a) for any Group A Obligor, 15% (b) for any Group B Obligor, 10%, (c) for any Group C Obligor, 10% and (d) for any Group D


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Obligor, 8%; provided, however, that the Facility Agent may, if the Rating
Agency Condition is satisfied, approve higher Concentration Percentages for selected Obligors."

         SECTION 3. Representations and Warranties. Each of the Seller and Weirton represents and warrants to the Banks and the Agent that:

         (a) the representations and warranties made by it in Section 2.1 of the Agreement are true and correct on and as of the "Amendment Effective Date" (as such term is defined below) with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

         (b) after giving effect to the amendment contained herein, no Termination Event or Unmatured Termination Event exists or will result from the execution of this Amendment; and

         (c) each of the Agreement and this Amendment is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

         SECTION 4. Effective Date. This Amendment shall become effective as of the date first written above (the "Amendment Effective Date") upon (i) receipt by the Agent of counterparts of this Amendment duly executed by the Seller, Weirton, the Majority Banks and the Agent, the date first written above and (ii) satisfaction of the Rating Agency Condition.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 6. Continuing Effectiveness, Etc. On and after the Amendment Effective Date, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Agreement as amended hereby. The Agreement, as hereby amended, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).




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         SECTION 8. Successors and Assigns. This Amendment shall be binding upon the Seller, Weirton, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Seller, Weirton, the Banks and the Agent and their successors and assigns.

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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment as of the date first written above written.


                                        WEIRTON RECEIVABLES, INC.

                                        By: /s/ Mark E. Kaplan
                                           --------------------------------
                                           Name:  Mark E. Kaplan
                                           Title: VP Finance & CFO


                                        WEIRTON STEEL CORPORATION

                                        By: /s/ Mark E. Kaplan
                                           --------------------------------
                                           Name:  Mark E. Kaplan
                                           Title: VP Finance & CFO


                                        PNC BANK. NATIONAL ASSOCIATION,
                                        as Agent and as a Bank

                                        By: /s/ Louis K. McLinden, Jr.
                                           --------------------------------
                                           Name:  Louis K. McLinden, Jr.
                                           Title: Vice President


                                        NATIONAL CITY BANK OF PENNSYLVANIA,
                                        as a Bank

                                        By: /s/ John E. Ciccolella
                                           --------------------------------
                                           Name:  John E. Ciccolella
                                           Title: Vice President


                                        BANCO DI NAPOLI,
                                        as a Bank

                                        By: /s/ Francesco Di Mario
                                           --------------------------------
                                           Name:  Francesco Di Mario
                                           Title: First Vice President


                                        By: /s/ Arthur Kooper
                                           --------------------------------
                                           Name:  Arthur Kooper
                                           Title: Assistant Vice President


                                Amendment No. 3
                           dated as of March   , 2001